SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

PIMCO Income Opportunity Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

Key Points and Background Information:

On June 30, 2021, the Securities and Exchange Commission (the “SEC”) declared effective a registration statement on Form N-14 that included a definitive joint proxy statement/prospectus (the “Proxy Statement/Prospectus”) relating to the proposed reorganizations of PIMCO Dynamic Credit and Mortgage Income Fund (“PCI”) and PIMCO Income Opportunity Fund (“PKO” and together with PCI, the “Target Funds”) with and into PIMCO Dynamic Income Fund (“PDI” and, collectively with the Target Funds, the “Funds”) (the “Reorganizations”). PDI and PKO shareholder approval will be sought at a joint special meeting of shareholders of PDI and PKO scheduled for Friday, August 6, 2021 (with any adjournments or postponements thereof, the “Special Meeting”). No action is needed from shareholders of PCI. The Proxy Statement/Prospectus is being furnished to PCI shareholders for their information only.

The Proxy Statement/Prospectus includes several important points for shareholders to consider regarding the Reorganizations. Shareholders should read the Proxy Statement/Prospectus carefully when it is available. The Proxy Statement/Prospectus is expected to be mailed on or about July 8, 2021 to all shareholders of the Funds.

This Q&A is intended to be used when answering shareholder questions and should not be used to solicit proxies/votes. Shareholders may hear about the filing and ask for more information. You may direct shareholders to the Proxy Statement/Prospectus at https://vote.proxyonline.com/PIMCOFunds/docs/PDI_PKO_PROXY.pdf. You must not send copies of any of these documents, or any other documents, to callers. However, you may provide a caller with the link to the Proxy Statement/Prospectus, if requested, with no other commentary in the email.

You should not make efforts to solicit votes. If a shareholder wishes to vote his or her proxy or would like additional information regarding a Fund, please ask him or her to contact AST Fund Solutions, LLC at 800.814.0439 Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

You must not make any statements that are inconsistent with the Proxy Statement/Prospectus or otherwise misleading. You must not provide anyone with any written materials (including emails) regarding the proposals in the Proxy Statement/Prospectus unless those materials have been cleared for use by Legal & Compliance.

If you have any questions or concerns, please contact:

Legal:	Product:	Funds Business Group:
Wu-Kwan Kit	Christian Clayton	Colleen McLaughlin
Wu-Kwan.Kit@pimco.com	Christian.Clayton@pimco.com	colleen.mclaughlin@pimco.com
949.467.8369	949.720.7875	212.597.1172

Background Information:

●

After careful consideration, PIMCO concluded that reorganizing PCI and PKO with and into PDI is in the best interest of shareholders of each Fund and proposed the Reorganizations to each Fund’s Board of Trustees. Each Fund’s Board of Trustees approved the proposed Reorganizations, subject to approval by PKO and PDI shareholders. PCI shareholders are not required or being asked to vote.

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

●

If the Reorganizations are consummated, PDI would acquire all of the assets and liabilities of the Target Funds and the common shares of the Target Funds would, in effect, be exchanged for new common shares of PDI with an equal aggregate net asset value.

●

The Board of PDI has also approved a conditional reduction in the annual management fee rate paid by PDI to PIMCO from 1.15% to 1.10% of PDI’s average daily total managed assets effective only if and when PCI is reorganized into PDI (the “PDI Fee Reduction”).

●

In addition, PIMCO has agreed to a 75% management fee waiver for PKO that would be in effect for two months starting on the first date on which the Reorganizations have been approved by PKO and PDI shareholders (the “PKO Fee Waiver”).

●	Below is the current expected timeline of events, which is subject to change.

Date	Activity
6/10/2021	Record date - shareholders on record as of this date will receive the definitive Proxy Statement/Prospectus
6/30/2021	Registration statement declared effective by the SEC and definitive Proxy Statement/Prospectus filed
7/8/2021	Begin mailing definitive Proxy Statement/Prospectus
7/8/2021 - 8/6/2021	Proxy solicitation to shareholders in PKO and PDI (PCI shareholders are not required or being asked to vote)
8/6/2021*	Special Meeting date - final proxy vote and issue press release announcing shareholder approval of the Reorganizations
2-3 months after the Special Meeting (Closing)**	Reorganization date - issue press release announcing closing of the Reorganizations

* If quorum is not met on 8/6/2021, the Special Meeting will be adjourned as necessary

** If approved, the Reorganizations are expected to close on a date approximately two to three months after (and in any event not earlier than two months after) the Special Meeting, subject to PIMCO’s market outlook and operational considerations

Q&A:

The following is a Q&A that may be used to help you answer shareholder inquiries about the Reorganizations.

1.	What are potential benefits of the Reorganizations?

●	Continuation of the Funds’ core investment strategies with the potential for greater access to investment opportunities:

a.	The increased scale of the surviving fund, PDI (after the Reorganizations, the “Combined Fund”), provides the potential for greater access to attractive investment opportunities and investment

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

efficiencies for the Combined Fund, including the potential ability to trade in larger positions and at more favorable prices and transaction terms

b.

For PKO shareholders, PIMCO expects that the Reorganizations also will provide greater investment flexibility and investment options, including access to certain investment opportunities (e.g., private residential mortgage-backed securities) that otherwise would not be available for PKO due to its smaller asset base compared to the larger Combined Fund

●	Potential for greater trading volume and secondary market liquidity

a.

The larger asset base of the Combined Fund is expected to provide greater secondary market liquidity and increased trading volume relative to each Fund, which may result in potentially tighter bid-ask spreads and better trade execution for the Combined Fund’s shareholders

b.

This increased liquidity in the Combined Fund’s shares also may broaden the shareholder base and types of investors interested in purchasing Fund shares, which would be expected to further improve the Combined Fund’s trading volume and liquidity

c.

The larger asset base of the Combined Fund, greater secondary market liquidity and increased trading volume may also increase its ability to raise additional assets through at-the-market (“ATM”) offerings, which would benefit Fund shareholders due to net asset value (“NAV”) accretion and other factors

d.

There may be benefits from having fewer PIMCO closed-end funds in the market, including the potential for increased focus by investors on the remaining PIMCO funds in the market (including the Combined Fund) and additional research coverage due to the size of the Combined Fund

●	There can be no assurance that these or other benefits will be achieved.

2.	What is the impact on Fund fees and expenses if the Reorganizations occur?

●	The contractual management fee rate of the Combined Fund will be lower than the current contractual management fee rates paid by PDI and PCI

●

Pro forma total annual expenses of the Combined Fund are lower than both PDI’s and PCI’s excluding interest expenses, are lower than PCI’s including interest expenses, and are lower than PDI’s including interest expenses assuming both PCI and PKO merge into PDI and higher than PDI’s including interest expenses assuming only the Reorganization of PCI occurs

●

The contractual management fee rate of the Combined Fund will be higher than the current contractual management fee rate paid by PKO and the pro forma total annual expenses of the Combined Fund are higher than PKO’s. However, PIMCO has agreed to the PKO Fee Waiver, that we estimate would partially offset the higher pro forma fees of the Combined Fund (relative to PKO) in an amount estimated to correspond to 2.1 years of the higher management fee based on the total assets of PKO on December 31, 2020 and assuming assets remain constant for the two-month period of the PKO Fee Waiver; and

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

●

The higher total annual fund operating expenses, as well as higher management fees, for PKO may be offset, in whole or in part, by the potential benefits of the Reorganizations based on PIMCO’s assertions, such as expected greater investment flexibility and additional access to investments that would otherwise not be accessible to PKO as a smaller fund.

3.	What is the impact on Fund distributions if the Reorganizations occur?

●

We do not expect any negative impact to PDI’s distribution rate solely as a result of the Reorganizations. PIMCO estimates a potential short-term negative impact on the Combined Fund’s net income in comparison to PDI’s net income levels immediately prior to the Reorganizations due to the anticipated transfer to PDI of comparatively lower-yielding assets of the Target Funds (which, as reflected in the definitive Proxy Statement/Prospectus, had lower distribution rates than PDI as a percentage of NAV as of May 31, 2021). PIMCO regularly reviews the Funds’ distribution rates in light of market conditions and other factors and may recommend changes to a Fund’s distribution rate in the future. Such recommendations would not be related to the Reorganizations.

●

As a reminder, we cannot make forward looking statements with respect to dividends, dividend policy, or similar matters for any PIMCO closed-end fund. This means we cannot forecast or suggest a level for the next or future dividend.

4.	What is the impact on the Management of the Funds if the Reorganizations occur?

●	The investment objectives of PDI and the Target Funds are substantially similar

●

Due to existing similarities in the Funds’ investment strategies and holdings, we generally do not expect to reposition the Target Funds’ holdings to a significant extent prior to or shortly following the Reorganizations in order to align with PDI’s investment strategies

●	The portfolio managers of PDI (Ivascyn, Murata, Anderson) will continue to be jointly and primarily responsible for the day-to-day management of the Combined Fund

5.	Who will bear the costs associated with the Reorganizations?

●

PIMCO will bear the costs of the Reorganizations, exclusive of any brokerage commissions or other portfolio transaction costs, including those associated with transferring certain assets to PDI, which will be borne by the applicable Fund (other than costs borne by PIMCO as part of the unified management fee under the Funds’ investment management agreement). The Target Funds, PDI and their respective shareholders will not bear any other direct costs arising in connection with the transactions contemplated by an Agreement and Plan of Reorganization (the “Plan of Reorganization”).

●

However, the Funds will continue to pay transaction costs associated with repositioning the Funds’ portfolios and/or transferring certain assets to PDI in connection with the Reorganizations, as well as normal Fund operations, including brokerage or trading expenses, if any. Based on each Target Fund’s portfolio as of June 10, 2021, the estimated portfolio transaction costs related to transferring certain

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

assets to the Acquiring Fund in connection with the Reorganizations would be expected to be approximately 0.06% and 0.09% of PCI and PKO net assets, respectively. However, actual transaction costs may vary significantly and will depend on market conditions and each Target Fund’s portfolio holdings at the time.

6.	How does the Board recommend a shareholder vote?

The Board recommends that shareholders vote FOR the proposal.

7.	Are shareholders in PDI, PKO and PCI required to vote?

Only shareholders in PDI and PKO are being asked to vote, as shareholder approval for each of those two Funds is required for the Reorganization(s). Shareholders in PCI are not required or being asked to vote.

8.	Why are shareholders in PCI not required to vote?

PDI and PCI are substantially identical in certain material respects, and approval by PCI shareholders is not required under its organizational documents or under applicable law.

9.	What will shareholders receive in the mail?

For PDI and PKO, proxy materials, including the Proxy Statement/Prospectus and proxy card, will be sent to shareholders of record as of June 10, 2021. In addition, shareholders may receive additional proxy materials after the initial Proxy Statement/Prospectus has been sent.

For PCI, since shareholder vote is not required, the Proxy Statement/Prospectus will be sent to shareholders of record as of June 10, 2021 for informational purposes only.

10.	Will financial advisors be notified of the proxy?

Financial advisors will not receive the proxy material in the mail. An email regarding the Reorganizations will be sent to financial advisors after the definitive proxy is filed. The email is not intended to be proxy solicitation material. The communication that will be sent to financial advisors is intended to assist financial advisors from a shareholder servicing perspective once the definitive proxy is effective.

11.	Will shareholders be called?

Yes, phone solicitation will occur. As we get closer to the Special Meeting date on August 6, 2021, phone solicitation may increase to ensure quorum is met.

Please note: if requested, end shareholders can be added to a “Do Not Call” list with the proxy solicitor. If you receive a call from a concerned shareholder and/or financial advisor, please request the underlying shareholder information and send the request to PIMCORegDocGroup@de.pimco.com. The proxy solicitor only has underlying shareholder information, not the corresponding financial advisor information.

12.	Who has been hired as the proxy solicitor?

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

AST Fund Solutions has been hired as our proxy solicitor and will be handling the mailings and callouts to shareholders.

13.	When will proxy solicitation begin and what are proxy solicitation strategies that may be used by AST?

Proxy solicitation for shareholders of PDI and PKO will begin once the proxy materials have been mailed to shareholders on or about July 8, 2021. No solicitation will occur for PCI since shareholders are not required to vote.

In addition to more standard proxy solicitation methods, below are certain strategies that may be leveraged by our proxy solicitor during the solicitation period:

o	Reminder mailings
o	Saturday calls
o	Mailing of an endeavor letter which is vague in regards to the sensitive matter to generate a returned phone call

If clients vote their proxy as soon as they are able by following the instructions on their ballot, they will generally avoid receiving any reminder mailings or telephone calls from our proxy solicitor.

If quorum is not met within days of the Special Meeting, solicitation efforts via phone call will increase significantly.

14.	Will proxy solicitation occur for all shareholders who have not voted their shares?

For proxy solicitation there are two classifications of shareholders (1) Objecting Beneficial Owner (“OBO”) and (2) Non-Objecting Beneficial Owner (“NOBO”) – definitions below.

(1)	Objecting Beneficial Owner (“OBO”) – Shareholder instructs the financial intermediary who holds the securities to not provide the owner’s name and personal information to the proxy solicitor
(2)

Non-Objecting Beneficial Owner (“NOBO”) – Shareholder does not object to providing personal information; this allows AST to analyze the shareholder data and reach large accounts to help pass the proposals more efficiently

Because AST does not have the ability to communicate directly with OBO shareholders, AST may rely more heavily on solicitation efforts to NOBO shareholders.

15.	How do shareholders vote their shares?

Shareholders can refer to the voting instructions included in their Proxy Statement/Prospectus and proxy card. They can reach the proxy solicitor at 800.814.0439 Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern Time.

16.	How can I find the Proxy Statement/Prospectus on the SEC’s website?

Closed-End Fund Proxy Vote: Reorganization of PKO and PCI with and into PDI

pimco.com	PIMCO Closed-End Funds	INTERNAL AND AST USE ONLY

Go to www.sec.gov and click Company Filings below the search bar in the upper right hand corner of the page, then type “PIMCO Dynamic Income Fund” and click Search. Look for a 424B3 Filing.

17.	Can I find the Proxy Statement/Prospectus on any other websites?

The Proxy Statement/Prospectus can be found here:

https://vote.proxyonline.com/PIMCOFunds/docs/PDI_PKO_PROXY.pdf

The Proxy Statement/Prospectus is also available on our website, pimco.com, under the individual fund pages.

18.	Why should shareholders vote?

As a shareholder of PDI and/or PKO, your vote is important. After careful consideration and upon recommendation of PIMCO, the Board unanimously agreed that each Reorganization is in the best interest of shareholders of each Fund and unanimously approved the issuance of additional common shares of PDI and the Plan of Reorganization and authorized the solicitation of proxies on the Proposals.

The Board recommends shareholders vote “FOR” the proposals. For more information about the proposal requiring your vote, please refer to the Proxy Statement/Prospectus.

It is important that your shares be represented at the Special Meeting in person or by proxy, no matter how many shares you own.

No action is needed from shareholders of PCI. The Proxy Statement/Prospectus is being furnished to PCI shareholders for their information only.

19.	When and where will the Special Meeting take place?

The Special Meeting will be held at PIMCO, 650 Newport Center Drive, Newport Beach, California 92660 on August 6, 2021 at 9:00 a.m., Pacific Time.

This communication is for internal use only to keep employees educated and informed. It is not a script, and should not be distributed or communicated in whole or in part to anyone outside the firm. This information is neither investment advice nor a recommendation of the products or services discussed. All investments involve risk, including loss of principal. Targets, if any, are inherently limited and not a prediction of future performance.

Registration statements relating to each Fund’s common shares have been filed with, and declared effective by, the SEC. This communication is not intended to, and does not, constitute an offer to purchase or sell shares of the Funds; nor is this communication intended to solicit a proxy from any shareholder of the Funds. The solicitation of the purchase or sale of securities or proxies to effect each Reorganization described herein will only be made by a final, effective registration statement, which will include the Proxy Statement/Prospectus, or other approved solicitation materials, after the registration statement is declared effective by the SEC. Investors and shareholders are urged to read the Proxy Statement/Prospectus and any other relevant documents when they become available because they will contain important information about the proposed Reorganizations. Free copies of the Proxy Statement/Prospectus will be available on the SEC’s website at www.sec.gov.

PIMCO Merger Funds Abstention Call Guide (ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Funds.

I apologize for any inconvenience; however, since I assume you are not able to attend the Special Meeting of Shareholders scheduled to take place on August 6, 2021, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you own with PIMCO Funds before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting of Shareholders, which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-2021

PIMCO Merger Funds

Level I Answering Machine Script

Hello.

I am calling regarding your investment with PIMCO Funds.

The Special Meeting of Shareholders is scheduled to take place on August 6, 2021. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-814-0439 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

PIMCO Merger Funds Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Funds.

The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on August 6, 2021 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “In Favor” of the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with PIMCO Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-2021

PIMCO Merger Funds Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Funds. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on August 6, 2021.

Have you received the information?

(Pause for response)

If “Yes” or positive response: If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response: I would be happy to review the meeting agenda and record your voting instructions by phone. The Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with PIMCO Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-2021

PIMCO Income Opportunity Fund Abstention Call Guide (ABSTAIN FOR QUORUM)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (INVESTOR FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Income Opportunity Fund.

I apologize for any inconvenience; however, since I assume you are not able to attend the Special Meeting of Shareholders scheduled to take place on August 6, 2021, I just wanted to confirm that you would like to vote Abstain?

(Pause For Response)

(Review Voting Options with Investor If Necessary)

If we identify any additional accounts you own with PIMCO Income Opportunity Fund before the meeting takes place, would you like us to vote those accounts in the same manner as well? (Pause For Response)

*CONFIRMATION: I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

REBUTTAL:

If you are unsure how to vote, you can simply Abstain which is neither a favorable nor an against vote. Doing so will ensure that your shares are represented at the upcoming Special Meeting of Shareholders, which will help avoid further costly adjournments.

Would you like to Abstain?

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-2021

PIMCO Income Opportunity Fund

Level I Answering Machine Script

Hello.

I am calling regarding your investment with PIMCO Income Opportunity Fund.

The Special Meeting of Shareholders is scheduled to take place on August 6, 2021. All shareholders are being asked to consider and vote on an important matter. As of today, your vote has not been registered.

Please contact us as soon as possible at 1-800-814-0439 Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important. Thank you and have a good day.

PIMCO Income Opportunity Fund Any Vote Call Guide (Any Vote)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Income Opportunity Fund.

The reason for my call is to inform you that the Special Meeting of Shareholders is scheduled to take place on August 6, 2021 and currently our records indicate your vote has not been recorded.

The Board is recommending a vote “In Favor” of the proposal, but you may also cast an “Against” or “Abstain” vote.

Would you like to vote “In Favor”, “Against” or “Abstain”?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with PIMCO Income Opportunity Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-2021

PIMCO Income Opportunity Fund Level I Call Guide (CONFIRM RECEIPT OF PROXY MATERIAL)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment with PIMCO Income Opportunity Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on August 6, 2021.

Have you received the information?

(Pause for response)

If “Yes” or positive response:

If you’re not able to attend the meeting, I can record your voting instructions by phone. Your Board of Trustees is recommending a vote “In Favor” of the proposal.

If “No” or negative response:

I would be happy to review the meeting agenda and record your voting instructions by phone. The Board of Trustees is recommending a vote “In Favor” of the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response)

(Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you own with PIMCO Income Opportunity Fund before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions). Today (Today’s Date & Time).

For confirmation purposes:

●	Please state your full name. (Pause)
●	According to our records, you reside in (city, state, zip code). (Pause)
●	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-2021

Alternative Outreach Communications Level I AOC (Start of Campaign Script)

Hello. My name is Christian Clayton and I am the SVP, Strategist, PSG-Traditional Product at PIMCO.

This call is regarding your investment with PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund. The Special Meeting of Shareholders is scheduled to take place on August 6th, 2021.

Proxy information has been mailed to your address and will arrive shortly. Please review the Proxy Information carefully and call the funds Proxy Solicitor AST Fund Solutions at (800) 814-0439 to vote your shares. AST will begin calling shareholders to ensure the fund receives a sufficient number of votes on the proposals. To avoid receiving calls on this matter, please vote as soon as possible.

If you have any questions about the Special Meeting or the proxy material, please press 1 now

(Pause and listen 2 seconds)

For more information about your investment with PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund please press 2 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 2]

“As of June 10th, 2021 you owned one or more investments in PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at (800) 814-0439 from 9am to 10pm Monday through Friday Eastern Time. (Recording 8.wav)

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-21

Alternative Outreach Communications Level I AOC (Start of Campaign Script)

ANSWERING MACHINE Script for AOC

Hello. We are calling on behalf of your investment with PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund. The Special Meeting of Shareholders is scheduled to take place on August 6th, 2021. Proxy information has been mailed to your address and will arrive shortly. Please review the Proxy Information carefully.

To conveniently vote your shares by phone, please contact us at your earliest convenience at (800) 814-0439 between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-21

Alternative Outreach Communications Level I AOC (Mid-campaign Script)

Hello. My name is Christian Clayton and I am the SVP, Strategist, PSG-Traditional Product at PIMCO.

This call is regarding your investment with PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund. The Special Meeting of Shareholders is scheduled to take place on August 6th, 2021.

We are calling to offer you a quick and convenient way of voting your proxy which will help PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund achieve its Shareholder meeting objective. To cast your vote with a live representative, please press 1.

(Pause and listen 2 seconds)

This process is simple and will only take a few moments of your time. To cast your vote, please press 1 now.

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or your vote, please press 2 now or for more information about your investment with the PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund please press 3 now.

(Pause and listen 2 seconds)

[The recording the shareholder will hear if they opt to press 3]

“As of June 10th, 2021 you owned one or more investments in PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund. Please hold for a representative who can provide additional information.”

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at (800) 814-0439 from 9am to 10pm Monday through Friday Eastern Time. (Recording 8.wav)

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-21

Alternative Outreach Communications Level I AOC (Mid-campaign Script)

ANSWERING MACHINE Script for AOC

Hello. We are calling on behalf of your investment with PIMCO Dynamic Income Fund and/or PIMCO Income Opportunity Fund. The Special Meeting of Shareholders is scheduled to take place on August 6th and our records indicate that your vote has not been registered.

To conveniently vote your shares by phone, please contact us at your earliest convenience at (800) 814-0439 between the hours of 9:00am and 10:00pm Eastern Time.

Your vote is very important and your time is greatly appreciated. Thank you and have a good day.

FOR INTERNAL DISTRIBUTION ONLY	Updated 06-25-21